UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2010

SYNOVUS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Georgia	1-10312	58-1134883

(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (706) 644-4982
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On April 26, 2009, Synovus Financial Corp. (the “Company”) made available certain presentation materials (the “Presentation Materials”) in connection with its public offering of $400 million of the Company’s common stock and 8,000,000 of its Tangible Equity Units, or “tMEDS”. A copy of the Presentation Materials is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by this reference.
     The information contained in this Item 7.01, including the related information set forth in the Presentation Materials attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Presentation Materials—furnished herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.
By:	/s/ Samuel F. Hatcher
	Name:	SAMUEL F. HATCHER
	Title:	Executive Vice President, General Counsel and Secretary

Dated: April 26, 2010